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                                                                    EXHIBIT 10.1
                               VISX, INCORPORATED

                  1995 DIRECTOR OPTION AND STOCK DEFERRAL PLAN

                     AMENDED AND RESTATED AS OF MAY 23, 2003

         1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option and Stock Deferral Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be nonstatutory stock options. Outside Directors may also elect to convert their annual retainer into deferred phantom stock hereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a)      "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (c)      "COMMON STOCK" means the Common Stock of the Company.

                  (d) "COMPANY" means VISX, Incorporated, a Delaware corporation.

                  (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

                  (f) "DEFERRED PHANTOM STOCK" means phantom units of Company Common Stock under the Outside Director Stock Deferral Plan.

                  (g)      "DIRECTOR" means a member of the Board.

                  (h) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                           (ii)     If the Common Stock is quoted on any
established stock exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market

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Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                           (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "NEW OUTSIDE DIRECTOR" means an Outside Director who first becomes a Director at or after the Company's 2003 annual meeting of stockholders.

                  (l) "OPTION" means a stock option granted pursuant to the Plan.

                  (m) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (n) "OPTIONEE" means an Outside Director who receives an Option.

                  (o) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

                  (p) "OUTSIDE DIRECTOR STOCK DEFERRAL PLAN" means the Outside Director Stock Deferral Plan attached hereto as Appendix A.

                  (q) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "PLAN" means this VISX, Incorporated 1995 Director Option and Stock Deferral Plan, including the Outside Director Stock Deferral Plan attached hereto as Appendix A.

                  (s) "QUALIFYING RETIREMENT" means an Outside Director's termination from the Board, including pursuant to the Outside Director's death or disability (as defined in Section 22(e)(3) of the Code), if such termination follows (i) five full terms of Board membership and attainment of age 62 or greater, or (ii) ten full terms of Board membership.

                  (t) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (u) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan or deferred as Deferred Phantom Stock into the Outside Director Stock Deferral Plan is seven hundred and seventy-five thousand (775,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

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         4.       ADMINISTRATION AND INITIAL AND ANNUAL GRANT OF OPTIONS UNDER
THE PLAN.

                  (a) PROCEDURE FOR INITIAL AND ANNUAL GRANTS. Outside Directors shall receive initial and annual grants as follows:

                           (i)      No person shall have any discretion to
select which Outside Directors shall be granted Options or to determine the number of Shares.

                           (ii)     Each New Outside Director shall be
automatically granted an Option to purchase Twenty-Five Thousand (25,000) Shares (a "First Option") on the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Employee Director who ceases to be an Employee but who remains a Director shall not receive a First Option.

                           (iii)    Each Outside Director shall be automatically
granted an Option to purchase Ten Thousand (10,000) Shares (a "Subsequent Option") on the date such Outside Director is re-elected to the Board commencing with the Company's 2003 annual meeting of stockholders, if on such date he or she shall have served on the Board for at least six (6) months.

                           (iv)     The terms of a First Option granted
hereunder shall be as follows:

                                    (A)      the term of the First Option shall
be ten (10) years.

                                    (B)      the First Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                                    (D)      the First Option shall vest as to
1/3 of the Shares subject to the First Option on each anniversary of the date of grant, so as to be 100% vested on the third anniversary of the date of grant, subject to continued service as an Outside Director.

                           (v)      The terms of a Subsequent Option granted
hereunder shall be as follows:

                                    (A)      the term of the Subsequent Option
shall be ten (10) years.

                                    (B)      the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                                    (D)      the Subsequent Option shall be 100%
vested upon the date of grant.

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                           (vi)     In the event that any Option granted under
the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. ELECTION TO RECEIVE ANNUAL RETAINER IN STOCK OPTIONS OR DEFERRED PHANTOM STOCK.

                  (a) IRREVOCABLE ELECTION. On the date of each annual meeting of stockholders of the Company during the term of this Plan, commencing with the 2003 annual stockholders meeting, each Outside Director may make an election to receive (an "Election") (i) Options in lieu of 50% or 100% of his or her annual cash retainer for the year following the meeting or (ii) Deferred Phantom Stock in lieu of 50% or 100% of his or her annual cash retainer for the year following the meeting. The Election must be in writing and delivered to the Secretary of the Company prior to the date of such annual stockholders meeting. Any Election made by an Outside Director pursuant to this Section 5 shall be irrevocable.

                  (b) RETAINER OPTION GRANTS. On the date of each annual meeting of stockholders of the Company, each Outside Director who has made an Election to receive Stock Options in lieu of 50% or 100% of his or her annual cash retainer shall automatically receive a Stock Option covering the number of Shares determined by dividing (1) the product of (a) the amount of the annual cash retainer covered by such Election, multiplied by (b) 3, by (2) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that sufficient Shares are available under the Plan for the grant of such Stock Option (the "Retainer Option").

                           (i)      The terms of a Retainer Option granted
hereunder shall be as follows:

                                    (A)      the term of the Retainer Option
shall be ten (10) years.

                                    (B)      the Retainer Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the Retainer Option. In the event that the date of grant of the Retainer Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Retainer Option.

                                    (D)      the Retainer Option shall be fully
vested as to 25% of the Shares subject to the Retainer Option on the date of grant and shall vest with respect to an additional 25% of such Shares every ninety (90) days following the date of grant, so as to be 100% vested on the date that is 270 days following the date of grant, subject to continued service as on Outside Director.

                  (c) DEFERRED PHANTOM STOCK. On the date of each annual meeting of stockholders of the Company, Outside Directors who has made an Election to receive Deferred Phantom Stock in lieu of 50% or 100% of their annual cash retainer shall automatically have their account under the Outside Director Stock Deferral Plan credited with the number of Deferred Phantom Stock units determined by dividing (i) the amount of the annual cash retainer covered by such Election by (ii) the Fair Market Value of a Share on that date, rounded to the nearest whole Share, provided that sufficient Shares

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are available under the Plan for the crediting of such Deferred Phantom Stock units. The Deferred Phantom Stock units shall be fully vested as to 25% of units on the date of grant and shall vest with respect to an additional 25% of such units every ninety (90) days following the date of grant, so as to be 100% vested on the date that is 270 days following the date of grant, subject to continued service as on Outside Director. The Deferred Phantom Stock units shall be held subject to the terms and conditions of the Outside Director Stock Deferral Plan and the elections made thereunder.

         6. ELIGIBILITY. Options and Deferred Phantom Stock may be granted only to Outside Directors. An Outside Director who has been granted an Option or Deferred Phantom Stock may, if he or she is otherwise eligible, be granted additional Options or Deferred Phantom Stock in accordance with the provisions of the Plan.

                  The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         7. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         8. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

         9.       EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Sections 4 and 5 hereof.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate or electronic notice covering the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate or electronic notice is issued, except as provided in Section 11 of the Plan.

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                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) RULE 16b-3. Options and Deferred Phantom Stock granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                  (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code) or Qualifying Retirement), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
(12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (f) QUALIFYING RETIREMENT OF OPTIONEE. Notwithstanding the provisions set forth in Section 9(d) of the Plan, in the event of an Optionee's Qualifying Retirement, the Optionee may exercise his or her Option, but only within the lesser of (i) five years from the date of the Qualifying Retirement, or (ii) the original ten (10) year term of the Option following the date of termination, and only to the extent that the Optionee was entitled to exercise it on the date of termination. To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         10. NON-TRANSFERABILITY OF OPTIONS. Options hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

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         11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION,
MERGER, ASSET SALE OR CHANGE OF CONTROL.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option or share of Deferred Phantom Stock, the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Deferred Phantom Stock units have yet been granted or credited or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of
Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or the number of Deferred Phantom Stock units credited to an account.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER OR ASSET SALE. Subject to Section 11(d), in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

                  (d) CHANGE OF CONTROL. In the event of a Change of Control (as defined below), each Outside Director (i) shall fully vest in and have the right to exercise each Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and
(ii) shall fully vest in each Deferred Phantom Stock unit. If an Option becomes fully vested and exercisable in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

                  A "Change of Control" means the occurrence of any of the following events:

                           (i)      any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit

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plan, including any trustee of such plan acting as trustee, is or becomes the
"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                           (ii)     a merger or consolidation of the Company or
any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                           (iii)    a change in the composition of the Board, as
a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are Directors as of the date this amendment to the Plan is approved by the Board, or
(B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors AND whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

         12.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a)      AMENDMENT AND TERMINATION. Except as set forth in
Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee or Outside Director Stock Deferral Plan participant under any grant theretofore made, without his or her consent, provided that the Board may not amend the Plan to permit the repricing, including by way of exchange, of any Option without stockholder approval. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such adverse amendment without consent or termination of the Plan shall not affect Options or Deferred Phantom Stock units already granted or credited and such Options and Deferred Phantom Stock units shall remain in full force and effect as if this Plan had not been amended or terminated.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being

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purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

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                      APPENDIX A TO THE 1995 DIRECTOR PLAN

                               VISX, INCORPORATED

                      OUTSIDE DIRECTOR STOCK DEFERRAL PLAN

                                TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
                                     ARTICLE I DEFINITIONS

1.1      "BOARD OF DIRECTORS"..............................................................     1

1.2      "COMMITTEE".......................................................................     1

1.3      "CREDITED INVESTMENT RETURN (LOSS)"...............................................     1

1.4      "DEFERRAL ACCOUNT"................................................................     1

1.5      "DEFERRAL AMOUNT".................................................................     1

1.6      "DEFERRAL ELECTION"...............................................................     1

1.7      "PARTICIPANT".....................................................................     1

1.8      "PLAN"............................................................................     1

                                     ARTICLE II ELIGIBILITY

2.1      ELIGIBLE PERSONS..................................................................     1

2.2      COMMENCEMENT OF PARTICIPATION.....................................................     2

2.3      TERMINATION OF PARTICIPATION......................................................     2

                               ARTICLE III DEFERRED PHANTOM STOCK

3.1      PHANTOM STOCK DEFERRALS...........................................................     2

3.2      NO WITHDRAWAL.....................................................................     2

        ARTICLE IV CREDITED INVESTMENT RETURN (LOSS) ON DEFERRAL ACCOUNTS

4.1      DEFERRAL ACCOUNT..................................................................     2

4.2      CREDITED INVESTMENT RETURN (LOSS).................................................     2

                                       ARTICLE V BENEFITS

5.1      DISTRIBUTION OF BENEFITS..........................................................     3

5.2      CHANGE OF DISTRIBUTION ELECTION...................................................     3

5.3      PAYMENT TO ESTATE.................................................................     3

5.4      AUTOMATIC LUMP-SUM DISTRIBUTION FOR ACCOUNTS BELOW $25,000........................     3

5.5      TAX WITHHOLDING...................................................................     3

                    ARTICLE VI OBLIGATION TO PAY SUPPLEMENTAL PARTICIPANT BENEFITS

6.1      BENEFITS PAID FROM GENERAL CORPORATE ASSETS; PAYMENT IN STOCK.....................     3

6.2      NO SECURED INTEREST...............................................................     3

                                    ARTICLE VII ADMINISTRATION

7.1      ADMINISTRATION OF THE PLAN........................................................     3

7.2      INDEMNIFICATION...................................................................     4

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
                                    ARTICLE VIII MISCELLANEOUS

8.1      NONTRANSFERABILITY................................................................     4

8.2      BINDING EFFECT....................................................................     4

8.3      REIMBURSEMENT OF COSTS............................................................     4

8.4      ARBITRATION.......................................................................     4

8.5      APPLICABLE LAW....................................................................     4

8.6      ENTIRE AGREEMENT..................................................................     4

8.7      Termination or Amendment of Plan..................................................     4

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                               VISX, INCORPORATED

                      OUTSIDE DIRECTOR STOCK DEFERRAL PLAN

                  This VISX, Incorporated Outside Director Stock Deferral Plan is adopted effective as of the date of the Company's 2003 annual meeting of stockholders.

                                    ARTICLE I

                                   DEFINITIONS

                  Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following definitions shall govern the Plan (capitalized terms not defined below shall have the same defined meaning as specified in the 1995 Director Option and Stock Deferral Plan):

                  1.1 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of VISX, Incorporated.

                  1.2 "COMMITTEE" means an independent Committee appointed by the Board to administer this Plan and to take such other actions as may be specified herein.

                  1.3 "CREDITED INVESTMENT RETURN (LOSS)" means the hypothetical investment return which shall be credited to a Participant's Deferral Account pursuant to Article IV.

                  1.4 "DEFERRAL ACCOUNT" means the book entry account established under this Plan for each Participant to which shall be credited (or debited) such Participant's Deferral Amount and Credited Investment Return
(Loss) and which shall be reduced by any distributions made to such Participant and any charges which may be imposed on such Deferral Account pursuant to the terms of this Plan.

                  1.5 "DEFERRAL AMOUNT" means the Deferred Phantom Stock Amount which Participant elects to contribute pursuant to Article III.

                  1.6 "DEFERRAL ELECTION" means the form of Deferred Phantom Stock Election as prescribed by the Committee, as modified from time to time.

                  1.7 "PARTICIPANT" means a present or former Outside Director (or estate or beneficiaries of an Outside Director) who has a Deferral Account under this Plan.

                  1.8 "PLAN" shall mean this VISX, Incorporated Outside Director Stock Deferral Plan, as it may be amended from time to time.

                                   ARTICLE II

                                   ELIGIBILITY

                  2.1 ELIGIBLE PERSONS. Eligibility for participation in this Plan shall be limited to Outside Directors who have elected to receive Deferred Phantom Stock in lieu of their annual retainer under the Company's 1995 Director Option and Stock Deferral Plan and their estates and beneficiaries.

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                  2.2      COMMENCEMENT OF PARTICIPATION. A Participant may
begin participation in this Plan immediately following the submission of an irrevocable Deferral Election in accordance with the terms of the 1995 Director Option and Stock Deferral Plan.

                  2.3 TERMINATION OF PARTICIPATION. Active participation in this Plan shall end when a Participant's Board service terminates for any reason. No contributions to this Plan shall be made with respect to a Participant's Deferral Account after such termination date. Upon termination of Board service, a Participant shall remain an inactive Participant in the Plan until all of the benefits to which he or she is entitled hereunder have been paid in full.

                                  ARTICLE III

                             DEFERRED PHANTOM STOCK

                  3.1      PHANTOM STOCK DEFERRALS.

                           (a)      Upon submitting a Deferral Election to the
Company, in lieu of his or her annual retainer, a Participant's Deferral Account under this Plan shall be credited with a number of Deferred Phantom Stock shares determined in accordance with Section 5(c) of the 1995 Director Option and Stock Deferral Plan. The Participant shall satisfy the self-employment tax obligations arising from the credit of Deferred Phantom Stock to his or her Deferral Account.

                           (b)      A Participant's Deferral Election shall be
irrevocable, except as provided in Section 5.2 of this Plan.

                  3.2 NO WITHDRAWAL. Except as provided in Section 5.3 below, Deferral Amounts may not be withdrawn by a Participant and shall be paid only in accordance with the provisions of this Plan.

                                   ARTICLE IV

             CREDITED INVESTMENT RETURN (LOSS) ON DEFERRAL ACCOUNTS

                  4.1      DEFERRAL ACCOUNT.

                           (a)      A Deferral Account shall be established and
maintained for each Participant.

                  4.2 CREDITED INVESTMENT RETURN (LOSS). Each Participant's Deferral Account shall be credited (or debited) monthly with the Credited Investment Return (Loss) attributable to his or her Deferral Account. The Credited Investment Return (Loss) is the amount which the Participant's Deferral Account would have earned if the amounts credited to the Deferral Account had, in fact, been invested in the Common Stock, purchased at the closing sales price on the date of the applicable Board meeting (as specified in Section 5(c) of the 1995 Director Option and Stock Deferral Plan), and assuming reinvestment of all dividends back into such Common Stock at the Common Stock closing sales price on the date of the dividend distribution.

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                                   ARTICLE V

                                    BENEFITS

                  5.1 DISTRIBUTION OF BENEFITS. Benefits shall be distributed in accordance with the elections specified within a Participant's Deferral Election.

                  5.2 CHANGE OF DISTRIBUTION ELECTION. A Participant may file an amended election to change his or her distribution election at any time which is more than one (1) year prior to the applicable specified fixed date at which payment of benefits would otherwise commence. Any amended election which is filed within one (1) year of the applicable specified date at which payment of benefits shall commence shall be void and without effect and the most recently effective election shall control instead.

                  5.3 PAYMENT TO ESTATE. In the event a Participant dies after installment payments have begun but before all of the installments are paid, the undistributed installments shall be paid to his or her estate as they become due.

                  5.4 AUTOMATIC LUMP-SUM DISTRIBUTION FOR ACCOUNTS BELOW $25,000. Notwithstanding any other provisions of this Plan or the provisions of a Participant's Deferral Election, in the event that a Participant has less than twenty-five thousand dollars ($25,000) credited to his or her Deferral Account as of the date of his or her termination of Board service, 100% of his or her Deferral Account shall be distributed to him or her in a single lump-sum distribution within a reasonable amount of time following the date of such termination of service.

                  5.5 TAX WITHHOLDING. All distributions under this Plan shall be subject to all applicable withholding for state and federal income tax and to any other federal, state or local tax which may be applicable thereto.

                                   ARTICLE VI

               OBLIGATION TO PAY SUPPLEMENTAL PARTICIPANT BENEFITS

                  6.1 BENEFITS PAID FROM GENERAL CORPORATE ASSETS; PAYMENT IN STOCK. All benefits payable to a Participant hereunder, shall be paid by the Company in shares of Common Stock.

                  6.2 NO SECURED INTEREST. Deferral Accounts shall be subject to the claims of creditors of the Company. Each Participant is a general unsecured creditor of the Company with respect to the promises of the Company made herein.

                                   ARTICLE VII

                                 ADMINISTRATION

                  7.1 ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Committee. The Committee shall have full power and discretionary authority to administer, construe and interpret the Plan, to establish procedures for administering this Plan, to prescribe forms, and take any and all necessary or desirable actions in connection with this Plan. The Committee's interpretation and construction of this Plan shall be conclusive and binding on all persons. The Committee may appoint a

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plan administrator or any other agent and delegate to them such powers and duties in connection with the administration of this Plan as the Committee may from time to time prescribe.

                  7.2 INDEMNIFICATION. The Committee and each of its members are indemnified by the Company against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of this Plan.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1 NONTRANSFERABILITY. The right of each Participant or any other person to the payment of any benefits under this Plan shall not be assigned, transferred, pledged or encumbered.

                  8.2 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and each Participant and his or her heirs, executors, administrators and legal representatives.

                  8.3 REIMBURSEMENT OF COSTS. If the Company, a Participant or a successor in interest to either of the foregoing, brings legal action to enforce any of the provisions of this Plan, including an action described in
Section 8.4 of this Plan, the prevailing party in such legal action shall be reimbursed by the other party for the prevailing party's costs of such legal action including, without limitation, reasonable fees of attorneys, accountants and similar advisors and expert witnesses.

                  8.4 ARBITRATION. Any dispute or claim relating to or arising out of this Plan shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association in Santa Clara, California.

                  8.5 APPLICABLE LAW. This Plan shall be construed in accordance with and governed by the laws of the State of California.

                  8.6 ENTIRE AGREEMENT. This Plan, 1995 Director Option and Stock Deferral Plan and each applicable Deferral Election constitute the entire understanding and agreement with respect to this Plan, and there are no agreements, understandings, restrictions, representations or warranties among any Participant and the Company other than those as set forth or provided for therein.

                  8.7      Termination or Amendment of Plan.

                           (a)      This Plan may be amended by the Company at
any time in its sole discretion by resolution by the Board; provided, however, that no amendment may be made which would alter the irrevocable nature of a Deferral Election or which would reduce the amount credited to an Participant's Deferral Account on the date of such amendment.

                           (b)      Notwithstanding the foregoing paragraph or
any other provision in this Plan to the contrary, the Company reserves the right to terminate the Plan in its entirety at any time upon fifteen (15) days notice to Outside Directors. If this Plan is terminated, all benefits shall be paid pursuant to the provisions of Article 5 as if such Participant had voluntarily terminated Board service on the date of Plan termination.

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                  IN WITNESS WHEREOF, the Company has caused this Plan to be executed by a duly authorized officer effective as of the Effective Date.

                                         VISX, INCORPORATED

                                         By: ___________________________________

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